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                                                                   EXHIBIT 10(e)

                                    GUARANTY

                                  March 26 1998

   1. Grant. To induce ALLIED CAPITAL CORPORATION, a Maryland corporation (with successors and assigns, collectively, "Lender"), to make to IndeNet, Inc., a Maryland corporation (with successors and assigns, collectively, "Debtor"), one or more loans in an aggregate principal amount up to Fifteen Million Dollars ($15,000,000) in accordance with the terms and conditions of that certain Investment and Loan Agreement, of even date hereof, by and between the Lender and the Debtor (the "Loan Agreement"), each of the undersigned parties (with successors and assigns, a "Guarantor"), hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal and interest on and all other sums payable, or stated to be payable, with respect to (a) the Subordinated Debenture made by the Debtor to Lender, on the date hereof, in the aggregate principal amount of Nine Million Dollars ($9,000,000) (with all amendments, renewals, extensions and replacements thereof and therefor, the "Initial Debenture"), and (b) any Subordinated Debentures which may be issued from time to time by the Debtor to the Holder pursuant to the Loan Agreement after the date hereof (with all amendments, renewals, extensions and replacements thereof and therefor, a "Subsequent Debenture," and which together with the Initial Debenture are the "Debentures"), each with interest as stated in such applicable Debenture.

   2. Definitions. The Debentures, the interest thereon, any expenses of collection, including reasonable attorneys' fees, and all other sums payable with respect thereto are hereinafter collectively called "Liabilities". The term "Guarantor" herein shall mean each signer of this Guaranty, collectively with its successors and assigns. The term "collateral" herein shall mean any funds, guaranties, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or any Guarantor or any other party to Lender or to any Debenture holder, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this Guaranty or the payment of the Liabilities or any of them or any security therefor.

   3. Representations. Each Guarantor represents that this Guaranty is executed at the request of Debtor for reasons that such Guarantor deems sufficient, that each Guarantor has established adequate means of obtaining from Debtor on a continuing basis financial and other information pertaining to Debtor's financial condition, and that each Guarantor, as a subsidiary of the Debtor, derives benefit from this Guaranty. Lender has made no representations to any Guarantor as to the creditworthiness of Debtor. Each Guarantor agrees to keep adequately informed from such means as they possess of any facts, events or


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circumstances which might in any way affect such Guarantor's risks hereunder and agrees that Lender shall have no obligation, either before or after closing on the transactions subject hereto, to obtain for or disclose to any Guarantor information or material acquired in the course of Lender's relationship with Debtor.

   4. Covenants. Each Guarantor agrees:

         (a) subject to (e) below, that this Guaranty is irrevocable and shall continue without limit of time;

         (b) that if the Debtor or it should become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by either of them, or if a petition shall be filed against either of them under any bankruptcy, reorganization, insolvency or similar law (and such petition is not dismissed within sixty (60) days of filing), then, in any of such events, any and all obligations of it shall, at the Lender's option, immediately become due and payable without notice;

         (c) that if any payment or transfer to the Lender which has been credited against any of the Liabilities is voided or rescinded or required to be returned by the Lender, whether or not in connection with any event or proceeding, this Guaranty shall continue in effect or be reinstated as though such payment, transfer or recovery had not been made;

         (d) that each of the Lender's books and records showing the account between the Lender and the Debtor shall be admissible in any action or proceeding, shall be binding upon it for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof;

         (e) that this Guaranty may be terminated by it only as of the date on which it has received written notice from the Lender stating that the Debtor has fully paid and performed all of the Liabilities;

         (f) that any termination of this Guaranty shall be applicable only to transactions having their inception after the effective date of such termination and shall not affect rights and obligations arising out of transactions having their inception prior to such date;

         (g) that nothing shall discharge or satisfy the liability of it hereunder except the full payment and performance of all of the Liabilities;


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         (h) that any and all present and future debts and obligations of the
Debtor to it are hereby waived and postponed in favor of and subordinated to the full payment and performance of the Liabilities; and

         (i) that all sums at any time held by the Lender for the account of it and any of the property of it at any time in the Lender's possession may be held by the Lender as security for any and all obligations of it to the Lender, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise.

   5. Waivers. Each Guarantor waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and to any obligation of any party at any time comprised in the collateral. Each Guarantor waives any claim or defense it may have against the Lender under the Uniform Commercial Code or any other applicable law or regulation arising from any action taken or any action not taken by the Lender in relation to the collateral. Each Guarantor further waives any defenses arising under any homestead exemption or statute of limitation, or pursuant to any rights to any valuation, stay or moratorium.

   6. Lender's Discretion. Each Guarantor hereby grants to Lender full power, in its absolute discretion and without notice to or consent from it, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto; (b) to enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral; (d) to consent to substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender; and
(e) in the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interest as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (each Guarantor hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its absolute discretion may deem proper, and to purchase all or




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any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law. The obligations of each Guarantor hereunder shall not be released, discharged or in any way affected, nor shall any Guarantor have any rights, defenses or recourse against Lender by reason of any action Lender may take or omit to take under the foregoing powers.

   7. No Duty to Exhaust Collateral or Other Remedies. In case the Debtor shall fail to pay all or any part of the Liabilities when due, after the expiration of applicable notice and cure periods, if any, whether by acceleration or otherwise, according to the terms thereof, each Guarantor, immediately upon the written demand of Lender, shall pay to Lender the amount due and unpaid by the Debtor as aforesaid, plus any expenses of collection including reasonable attorneys' fees, in like manner as if such amount constituted the direct and primary obligation of such Guarantor. Lender shall not be required, prior to any such demand on, or payment by, a Guarantor, to make any demand upon or pursue or exhaust any of Lender's rights or remedies against the Debtor or other obligors under the Liabilities, or to pursue or exhaust any of Lender's rights or remedies with respect to any part of the collateral.

   8. Subrogation, etc. Each Guarantor shall have no night of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full and indefeasible payment of all the Liabilities. Each Guarantor hereby waives any claim, right or remedy which such guarantors may now have or hereafter acquire against the Debtor that arises hereunder and/or from the performance by any guarantor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against the Debtor or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise. Each Guarantor waives and releases Lender from any damages which it may incur as a result of any intentional or unintentional or negligent action or inaction of Lender impairing, diminishing or destroying any rights of subrogation which such Guarantor may have upon payment of any of the Debtor's obligations.

   9. No Release. The obligations of any Guarantor, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall any Guarantor have any rights against Lender: by reason of the fact that any of the collateral provided to the Lender may be subject to default remedies at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever, or may be avoided or discharged in bankruptcy, in any insolvency or similar proceeding, or otherwise; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or



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guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral.

   10. Investment and Loan Agreement. Each Guarantor agrees to the terms and conditions expressed in the Loan Agreement, and will comply with all provisions in such instrument calling for Guarantor's performance thereunder. In the event of any inconsistency between the terms of this Guaranty and the terms of the said Agreement, the terms of this Guaranty shall prevail.

   11. Liability; Captions. All liability hereunder shall continue notwithstanding the incapacity, lack of authority, death or disability of a Guarantor. Failure by Lender or its assigns to file or enforce a claim against the estate of such Guarantor shall not operate to release any other Guarantor of the Liabilities. The failure of any other person to sign this Guaranty shall not release or affect the liability of any signer hereof. The captions in this Guaranty shall not be construed as part of the text hereof.

   12. Joint and Several Liability. If more than one party signs this Guaranty, their liability herein shall be joint and several.

   13. Attorneys' Fees. If Lender employs the services of one or more attorneys to enforce its rights herein, each Guarantor shall pay or reimburse the reasonable fees and expenses incurred by Lender thereby.

   14. Choice of Law, Venue and Jurisdiction. Service of Process. This Guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof shall be only in the courts of the District of Columbia or the Federal courts in the District of Columbia, to the jurisdiction of which courts all parties hereby submit, as the agreement of such parties, as not inconvenient and as not subject to review by any court other than such courts in the District. Each Guarantor intends and agrees that the courts of the jurisdictions in which such Guarantor is resident shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against such Guarantor hereunder, and that such District and federal courts shall have in personam jurisdiction to enter a valid judgment against the Guarantor. Service of any summons and/or complaint hereunder and any other process which may be served on any Guarantor in any action in respect hereto, may be made by mailing via registered mail or delivering a copy of such process, to the address last provided by such Guarantor to Lender. Each Guarantor agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Lender.




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   15. WAIVER OF JURY TRIAL. EACH GUARANTOR WAIVES ALL RIGHT TO TRIAL BY JURY OF
ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS GUARANTY OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS GUARANTY AND THAT LENDER WOULD NOT EXTEND ANY FUNDS TO THE DEBTOR IF THIS WAIVER OF JURY TRIAL WERE NOT A PART HEREOF. EACH GUARANTOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS
WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. EACH GUARANTOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

   16. Severability. In the event that any provision of this Guaranty shall be unenforceable provision shall instead be legally enforceable to the extent permitted by applicable law, and any court of competent jurisdiction shall enforce such provision or modify it to make it enforceable.

   17. Entirety. This Guaranty embodies the final, entire Agreement of each Guarantor and Lender with respect to such Guarantor's guaranty of the liabilities and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. This Guaranty is intended by each Guarantor and Lender as a final and complete expression of the terms of the Guaranty, and no course of dealing between any Guarantor and Lender, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Guaranty Agreement. There are no oral agreements between any Guarantor and Lender.

   18. Interest Rate Limit. The provisions of this Guaranty and of all agreements between Debtor and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Debentures or otherwise, shall the amount paid or agreed to be paid ("Interest") to Lender for the use, forbearance or retention of the money to be loaned thereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Debtor and Lender shall, at the time of performance of fulfillment of such provision shall be due, exceed the limit for Interest prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender should ever receive as Interest an amount which would exceed the highest lawful rate, the amount

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which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder in the inverse order of its maturity (whether or not then due), or at the option of Lender be paid over to Debtor, and not applied to the payment of Interest. In determining whether or not the Interest paid or payable under any specific contingency exceeds the maximum amount payable under applicable law, Debtor, Lender and each Guarantor shall, to the maximum extent permitted under applicable law, (i) treat all loans by Lender to Debtor as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (iii) exclude voluntary prepayments and the effects thereof and (iv) "spread" the total amount of Interest throughout the entire period the Liabilities were outstanding (including the period of any renewal or extension hereof) so that the Interest hereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between each Guarantor, Debtor and Lender.






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         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                          CABLE COMPUTERIZED MANAGEMENT
                                          SYSTEMS, INC.

                                          Robert Blay
                                          -----------
                                          By: Robert Blay
                                          Title: Secretary

                                          ENTERPRISE SYSTEMS GROUP, INC.

                                          Robert Blay
                                          -----------
                                          By: Robert Blay
                                          Title: Secretary





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STATE OF Michigan)
                 )                           TO WIT:
COUNTY OF Oakland)

         On the 26th day of March, 1998, before me personally came Robert Blay, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument as the Secretary of Cable Computerized Management Systems, Inc. and who executed the above document on behalf of Cable Computerized Management Systems, Inc. for the purposes contained therein, such instrument having been executed in my presence.

[Seal]

 Ronda Faye Mindingall
-------------------------
Notary Public


My commission expires:

                              RONDA FAYE MINDINGALL
                     Notary Public Oakland County, Michigan
                      My Commission Expires April 19, 2000




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STATE OF MICHIGAN)
                                    TO WIT:
COUNTY OF OAKLAND)

         On the 26th day of March, 1998, before me personally came Robert Blay, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument as the Secretary of Enterprise Systems Group, Inc. and who executed the above document on behalf of Enterprise Systems Group, Inc. for the purposes contained therein, such instrument having been executed in my presence.

[Seal]

Ronda Faye Mindingall
-------------------------
Notary Public

                            My commission expires:

                              RONDA FAYE MINDINGALL
                     Notary Public Oakland County, Michigan
                      My Commission Expires April 19, 2000







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